UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 2, 2009 (January 2, 2009 )
UNIVERSITY BANCORP, INC.
(Exact name of Company as specified in its charter)
Washington	0-16023	38-2929531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2015 Washtenaw, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code:	(734) 741-5858
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by University Bancorp Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company’s or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 31, 2008, University Bancorp, Inc. (the “Company”) issued a press release announcing that it had notified the Nasdaq Stock Market of its intent to voluntarily delist its common shares from the Nasdaq Capital Market, and that it intends to voluntarily deregister its common shares under the Securities Exchange Act of 1934, as amended, and cease filing reports with the Securities and Exchange Commission. The Board of Directors of the Company approved the delisting of its common shares from the Nasdaq Capital Market and deregistration of its common shares under the Securities Exchange Act of 1934 at a meeting of the Board of Directors held on December 31, 2008. The Company has fewer than 300 record holders of its common shares, and therefore is eligible to deregister its common shares under the Securities Exchange Act of 1934, and exit the Securities and Exchange Commissions periodic reporting system.

The Company expects that it will file with the Securities and Exchange Commission a Form 25 relating to the delisting of its common shares on or about January 12, 2009 Accordingly, the Company expects that the last day of trading of its common shares on the Nasdaq Capital Market will be on or about January 12, 2009.  On the effective date of the delisting, the Company plans to file a Form 15 to deregister its common shares under Section 12(g) of the Securities Exchange Act of 1934. Upon filing of the Form 15, the Company’s obligation to file periodic reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.  The Company expects that the deregistration of its common shares will become effective 90 days after the filing of the Form 15 with the SEC.

The Company intends to continue reporting to its shareholders as required by Delaware law and the Company’s bylaws.

A copy of the complete text of the Company’s December 31, 2008, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Exhibits.
Exhibit No.	Description
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University Bancorp Inc.
(Company)

Date	January 2, 2009
By:		/s/ Stephen Lange Ranzini
Name		Stephen Lange Ranzini
Title:		President and Chief Executive Officer